UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 20, 2018

GP Strategies Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7234	52-0845774
(Commission File Number)	(IRS Employer Identification No.)

70 Corporate Center 11000 Broken Land Parkway, Suite 200, Columbia, MD	21044
(Address of Principal Executive Offices)	(Zip Code)

(443) 367-9600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2018, GP Strategies Corporation (the “Company”) and Deborah T. Ung, Executive Vice President, agreed to transition her duties as head of the Company’s Business Transformation Services segment, and enter into a separation agreement. The Company appointed Patricia R. Begley, Executive Vice President, to assume responsibility for the operations of the Business Transformation Services segment. Ms. Ung will remain an employee of the Company through a transition period to effectively transfer responsibilities to Ms. Begley and provide other support as requested by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GP STRATEGIES CORPORATION

Date: June 26, 2018	/s/ Scott N. Greenberg
Scott N. Greenberg
Chief Executive Officer

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